EXHIBIT 10.39

Paul Hembury
76 Dean Street
London  W1D 3SQ

Dear Paul,

      Amendment to Distribution Agreement between Peak Entertainment Ltd. & Video Collection International Ltd., dated 29 April 2004 (Contract number 4703)

This letter is to confirm our recent discussion regarding the rescheduling of the production and subsequent broadcast of the Monster in My Pocket series.

Please can you review the amendments below, which all relate to this rescheduling, and sign and return the enclosed copy of this letter.

Amendments

"Delivery Date"       Replace "not later than 6 months following signature
                      unless otherwise agreed" with "5 episodes by 30 April
                      2005, total of 13 episodes by 31 July 2005, total of 26 episodes by 31 March 2006"

14.1.1 Replace "GMTV will transmit the Special Programme nationally in the fourth quarter 2004 or by the latest the first quarter 2005 and the balance of the first thirteen episodes nationally by the second quarter 2005" with "GMTV will transmit Programming nationally from Easter 2005 and the balance of the first thirteen episodes nationally by the third quarter 2005"

14.1.2                Replace "Character Options ... will launch 5 Toy Lines ...
                      during the summer of 2004" with "Character Options ... will launch 5 Toy Lines ... from Easter 2005"

We look forward to a successful and profitable partnership for both our companies on This project.

Singed for and on behalf of
Peak Entertainment Limited          /s/                       17/06/04
                                    ---------------------     ---------
                                            signed              date

Singed for and on behalf of
Video Collection International

Limited                            /s/                        2/06/04
                                   ----------------------     --------
                                            signed              date